Exhibit 10.54






               THIRD AMENDED AND RESTATED CROSS-COLLATERALIZATION
                           AND CROSS-DEFAULT AGREEMENT


                                  BY AND AMONG


                                    PHC, INC.
                              PHC OF MICHIGAN, INC.
                                PHC OF UTAH, INC.
                              PHC OF VIRGINIA, INC.
                           (collectively, "Borrower")

                                       AND

                         HELLER HEALTHCARE FINANCE, INC.
                                   ("Lender")






                                December 6, 2001




                                          Prepared   by  and  after   recording,
                                          return to:
                                          Katherine R. Lofft, Esq.
                                          Heller Healthcare Finance, Inc.
                                          2 Wisconsin Circle, 4th Floor
                                          Chevy Chase, Maryland  20815

               THIRD AMENDED AND RESTATED CROSS-COLLATERALIZATION
                           AND CROSS-DEFAULT AGREEMENT

THIS THID AMENDED AND RESTATED CROSS-COLLATERALIZATION AND CROSS-DEFAULT AGREEMENT made as of the 6th day of December, 2001, is executed by and among PHC, INC., a Massachusetts corporation ("PHC"), PHC OF MICHIGAN, INC., a Massachusetts corporation having its principal place of business at 200 Lake Street, Suite 102, Peabody, Massachusetts 01960 ("PHCM"), PHC OF UTAH, INC., a Massachusetts corporation ("PHCU"), PHC OF VIRGINIA, INC., a Massachusetts corporation ("PHCVA" and collectively with PHCM and PHCU, the "Borrower"), and HELLER HEALTHCARE FINANCE, INC. f/k/a HCFP Funding, Inc., a Delaware corporation having its principal office at 2 Wisconsin Circle, 4th Floor, Chevy Chase, Maryland 20815 ("HHF"), the assignee of HealthCare Financial Partners-Funding II, L.P. ("HCFPII")) (collectively, the "Lender").

                                    RECITALS

WHEREAS, Borrower, together with PHC of Rhode Island, Inc. ("PHCRI") and Pioneer Counseling of Virginia, Inc. ("Pioneer" and, collectively with Borrower and PHCRI, the "Original Borrower"), and HCFP Funding, Inc. ("HCFP Funding"), HCFPII and U.S. Bank National Association entered into that certain Cross-Collateralization and Cross-Default Agreement (the "Agreement") dated as of July 13, 1998, and recorded in the official records of the Macomb County, Michigan registrar of deeds (the "Macomb County Records") at Liber 09402 Page 208 on March 7, 2000, pursuant to which Original Borrower agreed, among other things, to cross-collateralize the Loans (as defined therein) with one another and to provide for the cross-default of the Loans with one another (as amended and restated by that certain Amended and Restated Cross-Collateralization and Cross-Default Agreement dated as of May 26, 2000 by and among the Original
Borrower and HHF and by that certain Second Amended and Restated Cross-Collateralization and Cross-Default Agreement dated as of March ___, 2001 by and among PHC, Original Borrower and HHF, as amended and restated hereby and as it may be further amended, restated, supplemented or modified from time to time, the "Agreement").

WHEREAS, Borrower is currently indebted to Lender pursuant to the following existing loans (collectively, the "Existing Loans"):

          (a) a secured term loan (as it may be increased or decreased from time to time, the "December 2001 Secured Term Loan") from Lender to the Original Borrower in the maximum aggregate principal amount of Two Million Six Hundred Eighty-Eight Thousand Five Hundred Ninety-Eight and No/100 Dollars ($2,688,598.00), which December 2001 Secured Term Loan is evidenced by that certain Consolidating Amended and Restated Secured Term Note dated of even date herewith and executed by Borrower in favor of Lender (as it may be amended, modified or restated from time to time, the "Consolidating Term Note"); and

          (b) a revolving credit loan (as it may be increased or decreased from time to time, the "February 1998 Revolving Loan") from Lender to the Original Borrower in the original maximum aggregate principal sum of Four Million and No/100 Dollars ($4,000,000.00), which February 1998 Revolving Loan is evidenced by that certain Loan and Security Agreement dated as of February 20, 1998 by and among the Original Borrowers and HCFP Funding (as it may be amended, modified or restated from time to time, the "Loan Agreement") and that certain Revolving Credit Note dated as of February 20, 1998 made by Original Borrowers in favor of HCFP Funding (as it may be amended, modified or restated from time to time, the "Revolving Credit Note"), and the maximum aggregate principal sum of which February 1998 Revolving Loan has been reduced to Three Million and No/100 Dollars ($3,000,000.00);

WHEREAS, to secure all of the Existing Loans, PHCM has executed that certain Amended and Restated Consolidated Mortgage dated of even date herewith (the "Amended Consolidated Mortgage"), which Consolidated Mortgage, among other things, secures all of the Existing Loans with a lien on the PHCM property described therein;

WHEREAS, Lender has agreed to maintain the Existing Loans, provided that each of the entities comprising Borrower agrees to execute this Agreement providing for, among other things, the cross-collateralization and cross-defaulting of all of the Existing Loans, and that each of the entities comprising Borrower further agrees that this Agreement shall be submitted promptly for recording in the Macomb County Records together with the Amended Consolidated Mortgage; and

WHEREAS, the entities comprising Borrower are all affiliated entities under common control and ownership (except that PHC is a public company) and will receive direct and indirect benefits from the continuance of the Existing Loans and of the financing arrangements represented thereby, which benefits, among others, provide adequate consideration for them to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing Recitals, to induce Lender to continue the Existing Loans and the financing arrangements represented thereby and by the other Loan Documents (as defined below) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees with Lender and Lender agrees with Borrower, as follows:

     1. Loan Documents. As used in this Agreement, the term "Loan Documents" shall mean any and all loan documents evidencing or securing any or all of the February 1998 Revolving Loan and the December 2001 Secured Term Loan.

     2. Cross-Collateralization. Each of the Existing Loans is hereby cross-collateralized with each of the other Existing Loans, and Borrower agrees that the collateral described in the Loan Documents with respect to any Existing Loan shall, in addition to securing such Existing Loan as described in such Loan Documents, secure the obligations of any or all of the entities comprising Borrower, as the case may be, under all of the other Existing Loans and the respective Loan Documents relating thereto, including without limitation: (a) the obligation of any Borrower or its Affiliates to pay the principal and interest on any or all of the Existing Loans, as the case may be, as the same may hereafter be renewed, modified, amended or extended, and to pay all other indebtedness or other fees, expenses or other charges with respect thereto, and to perform all of the terms and conditions under the Loan Documents in respect of any or all of the Existing Loans, and (b) the obligation of PHC with respect to the real property encumbered by the Amended Consolidated Mortgage that secures all of the Existing Loans as set forth above.

     3. Cross-Default. Each of the Existing Loans is hereby cross-defaulted with each of the other Existing Loans, and Borrower agrees that the occurrence of an Event of Default as defined in, and pursuant to any of the Loan Documents with respect to any Existing Loan, which Event of Default is not cured within the applicable period as set forth therein, shall constitute an immediate Event of Default (without need of notice or the expiration of any additional cure period other than as specified in such Loan Documents) under all of the other Existing

Loans and the respective Loan Documents relating thereto.

     4. Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal and enforceable. The validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     5. No Modification Except in Writing. None of the terms of this Agreement may be waived, altered, amended or otherwise changed except by an instrument in writing duly executed by all of the parties hereto.

     6. Further Assurances. Each entity comprising Borrower shall execute and deliver such further instruments and perform such further acts as may be requested by Lender from time to time to confirm the provisions of this Agreement and the Loan Documents, to carry out more effectively the purposes of this Agreement and the Loan Documents, or to confirm the priority of any lien created by any of the Loan Documents.

     7. Enforceability. Each entity comprising Borrower represents and warrants to Lender that this Agreement and the Loan Documents are the legal, valid and binding obligations of each entity constituting Borrower, jointly and severally, and are enforceable against each such entity in accordance with their respective terms.

     8. Recording; Binding Effect.

          (a) This Agreement will be recorded in the Macomb County Records and the official records of the City of Salem, Virginia. In connection with the recordation of this Agreement, all necessary recording, intangible, or documentary stamp taxes will be duly paid by the Borrower. THIS AGREEMENT IS BEING GIVEN AS ADDITIONAL COLLATERAL TO SECURE THE OBLIGATIONS OF THE RESPECTIVE ENTITIES COMPRISING BORROWER UNDER THEIR RESPECTIVE LOAN DOCUMENTS.

          (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns.

     9. Controlling Law. This Agreement shall be governed by the laws of the State of Maryland without regard to any otherwise applicable conflicts of law principles.

     10. Release. Except for Lender's obligations, if any, to Borrower under the Loan Documents, each entity comprising Borrower, on behalf of itself and its partners, affiliates, successors and assigns (collectively, the "Releasing Parties"), hereby releases and forever discharges Lender and each of its parents, subsidiaries and affiliated corporations and partnerships (including the partners therein and thereof), and the partners, partners of partners, subsidiaries, divisions, affiliates, officers, directors, shareholders, trustees, employees, agents, attorneys and advisors of each of the foregoing, and each of their respective heirs, successors and assigns (collectively, the "Released Parties", all of whom are intended to be the beneficiaries of this release) from any and all claims and causes of action of whatever kind and nature based upon acts or omissions by any of them, whether such claims, causes of action, acts or omissions are or were known or unknown, suspected or unsuspected, which the Releasing Parties or any of them may have or have had, in whole or in part, prior to the date of this Agreement.

     11. WAIVER OF JURY TRIAL. EACH ENTITY COMPRISING BORROWER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE EXISTING LOANS, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF LENDER AND/OR BORROWER WITH RESPECT TO THE LOAN DOCUMENTS OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW
EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH ENTITY COMPRISING BORROWER AGREES THAT LENDER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF BORROWER IRREVOCABLY TO WAIVE THEIR RIGHTS TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN BORROWER AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be properly executed on the date of the respective notarial acknowledgment set forth below.

                                    BORROWER:

WITNESS:                            PHC, INC., a Massachusetts corporation

/s/  Paula C. Wurts
Name:

/s/  Janet Esterkes                 By:    /s/  Bruce A. Shear
Name:                               Name:       Bruce A. Shear
                                    Title:      President


WITNESS:                            PHC OF MICHIGAN, INC., a Massachusetts
                                    corporation

/s/  Paula C. Wurts
Name:

/s/  Janet Esterkes                 By:    /s/  Bruce A. Shear
Name:                               Name:       Bruce A. Shear
                                    Title:      President


WITNESS:                            PHC OF UTAH, INC., a Massachusetts
                                    corporation

/s/  Paula C. Wurts
Name:

/s/  Janet Esterkes                 By:    /s/  Bruce A. Shear
Name:                               Name:       Bruce A. Shear
                                    Title:      President




                       [SIGNATURES CONTINUED ON NEXT PAGE]

WITNESS:                            PHC OF VIRGINIA, INC., a Massachusetts
                                    corporation

/s/  Paula C. Wurts
Name:

/s/  Janet Esterkes                 By:    /s/  Bruce A. Shear
Name:                               Name:       Bruce A. Shear
                                    Title:      President


                                    LENDER:

                                    HELLER HEALTHCARE FINANCE, INC. f/k/a HCFP
                                    FUNDING, INC., a Delaware
                                    corporation, the assignee of HealthCare
                                    Financial Partners-Funding II, L.P.
WITNESS:


__________________________          By:    /s/  Brett Robinson
Name:                               Name:       Brett Robinson
                                    Title:      Vice President

_________________________
Name:

                              NOTARY ACKNOWLEDGMENT

STATE OF MASSACHUSETTS)
COUNTY OF ESSEX)

Before me, a Notary Public in and for said County and State, on this day personally appeared Bruce A. Shear known to me (or proved to me on the oath of ____________) to be the person whose name is subscribed to the foregoing instrument, and known to me to be the managing member of PHC, INC., a Massachusetts corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, as the act of said corporation.

Given under my hand and seal this 10th day of December, 2001:



                                  Paula C. Wurts
                                  Notary Public

My Commission Expires:  November 29, 2002.

                              NOTARY ACKNOWLEDGMENT


STATE OF MASSACHUSETTS)

COUNTY OF ESSEX)

     Before me, a Notary Public in and for said County and State, on this day personally appeared Bruce A. Shear known to me (or proved to me on the oath of ____________) to be the person whose name is subscribed to the foregoing instrument, and known to me to be the managing member of PHC OF MICHIGAN, INC., a Massachusetts corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, as the act of said corporation.

      Given under my hand and seal this 10th day of December, 2001:



                                  Paula C. Wurts
                                  Notary Public

My Commission Expires:  November 29, 2002.

                              NOTARY ACKNOWLEDGMENT

STATE OF MASSACHUSETTS)

COUNTY OF ESSEX)

     Before me, a Notary Public in and for said County and State, on this day personally appeared Bruce A. Shear known to me (or proved to me on the oath of ____________) to be the person whose name is subscribed to the foregoing instrument, and known to me to be the managing member of PHC OF UTAH, INC., a Massachusetts corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, as the act of said corporation.

     Given under my hand and seal this 10th day of December, 2001:



                                  Paula C. Wurts
                                  Notary Public

My Commission Expires:  November 29, 2002.

                              NOTARY ACKNOWLEDGMENT

STATE OF MASSACHUSETTS)

COUNTY OF ESSEX)

     Before me, a Notary Public in and for said County and State, on this day personally appeared Bruce A. Shear known to me (or proved to me on the oath of ____________) to be the person whose name is subscribed to the foregoing instrument, and known to me to be the managing member of PHC OF VIRGINIA, INC., a Massachusetts corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, as the act of said corporation.

     Given under my hand and seal this 10th day of December, 2001:



                                  Paula C. Wurts
                                  Notary Public

My Commission Expires:  November 29, 2002.

                              NOTARY ACKNOWLEDGMENT

STATE OF ____________________)

COUNTY OF __________________)

     Before me, a Notary Public in and for said County and State, on this day personally appeared Bruce A. Shear known to me (or proved to me on the oath of ____________) to be the person whose name is subscribed to the foregoing instrument, and known to me to be the of HELLER HEALTHCARE FINANCE, INC., a Delaware corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, as the act of said corporation.

     Given under my hand and seal this _____ day of ________, 2001:



                                 ________________________________
                                  Notary Public

My Commission Expires:  _________________________

This Instrument prepared by, and upon recording should be returned to:

Katherine R. Lofft, Esq.
Heller Healthcare Finance, Inc.
2 Wisconsin Circle, 4th Floor
Chevy Chase, Maryland  20815